UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01701

Davis New York Venture Fund, Inc.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, LP
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(Name and address of agent for service)

Registrant's telephone number, including area code:  (520) 806-7600

Date of fiscal year end:	July 31
Date of reporting period:	July 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS

ANNUAL REPORT


[DAVIS FUNDS LOGO OMITTED]





















JULY 31, 2003






DAVIS NEW YORK
VENTURE FUND

                                TABLE OF CONTENTS





Shareholder Letter.......................................................2

Management's Discussion and Analysis.....................................3

Fund Performance and Supplementary Information...........................5

Schedule of Investments.................................................13

Statement of Assets and Liabilities.....................................17

Statement of Operations.................................................19

Statements of Changes in Net Assets.....................................20

Notes to Financial Statements...........................................21

Financial Highlights....................................................28

Independent Auditors' Report............................................32

Income Tax Information..................................................33

Directors and Officers..................................................34

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of the Davis New York Venture Fund recognize the importance of candid, thorough and regular communication with our shareholders. In our annual and semi-annual reports, we include all of the required quantitative information, such as audited financial statements, detailed footnotes, performance reports, fund holdings and performance attribution. Also included is a list of positions opened and closed.

In addition we produce a semi-annual Research Report. In this report, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Research Report either at our website, DavisFunds.com, or by calling 1-800-279-0279.



Sincerely,





/S/ Christopher C. Davis

Christopher C. Davis
President



September 2, 2003

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

MARKET ENVIRONMENT

During the one-year period ended July 31, 2003, the stock market, as measured by the Standard & Poor's 500(R) Index, returned 10.64%.(1) U.S. economic activity, as measured by the gross domestic product improved over the year while interest rates, as measured by the 10-year Treasury bond, steadily declined. The S&P 500(R) Index endured both sharp declines and vigorous rallies in the fiscal year ended July 31, 2003. The S&P 500(R) Index declined sharply in the first part of the fiscal year, and rallied to post final gains over the last few months.

DAVIS NEW YORK VENTURE FUND

PERFORMANCE OVERVIEW

Davis New York Venture Fund's Class A shares delivered a total return on net asset value of 11.19% for the one-year period ended July 31, 2003(2) compared with a return of 10.64% for the S&P 500(R) Index.(1) The Fund's investment strategy is to seek out growing companies that can be purchased at value prices and held for the long-term. Typically, the Fund invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion.

The Fund's largest sector weightings were in banks and savings & loan and financial services. The Fund's financial services holdings outperformed the S&P 500(R) Index, while the Fund's banks and savings & loan holdings underperformed the S&P 500(R) Index. The Fund's cash position decreased relative performance during the strong bull market.

The principal holdings contributing to performance were: Sealed Air(3), an industrial company, and two financial services companies, American Express and Citigroup. Sealed Air increased by 228.95%, American Express increased by 26.47% and Citigroup increased by 47.45% over the one-year period ended July 31, 2003.

The principal holdings detracting from performance were: Kraft Foods, a food/beverage and restaurant company, Altria Group, a consumer products company, and Safeway, a retailing company. Kraft Foods decreased by 23.50%, Altria Group decreased by 7.60% and Safeway decreased by 23.26% over the one-year period ended July 31, 2003.

--------------------------------------------------

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis New York Venture Fund prospectus, which contains more information about risks, charges and expenses. Please read the prospectus carefully before investing or sending money.

Davis New York Venture Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis New York Venture Fund are: (1) market risk, (2) company risk, (3) headline risk and (4) selection risk. See the prospectus for a full description of each risk.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(1) The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the index.

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis New York Venture Fund's Class A shares for the periods ended July 31, 2003. Returns for other classes of shares will vary from the following returns:


(Without a 4.75% sales charge taken into consideration)
-------------------------------- -------------- ---------------- --------------- ----------------------
FUND NAME                          ONE YEAR       FIVE YEARS       TEN YEARS           INCEPTION
-------------------------------- -------------- ---------------- --------------- ----------------------
Davis New York Venture A            11.19%           2.53%           11.72%        13.17% - 02/17/69
-------------------------------- -------------- ---------------- --------------- ----------------------


(With a 4.75% sales charge taken into consideration)
-------------------------------- -------------- ---------------- --------------- ----------------------
FUND NAME                          ONE YEAR       FIVE YEARS       TEN YEARS           INCEPTION
-------------------------------- -------------- ---------------- --------------- ----------------------
Davis New York Venture A             5.91%           1.53%           11.18%        13.01% - 02/17/69
-------------------------------- -------------- ---------------- --------------- ----------------------


Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

(3) This Management Discussion and Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The schedule of investments lists the Fund's holdings of each company discussed.

Shares of the Davis New York Venture Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, CLASS A SHARES AND STANDARD AND POOR'S 500 STOCK INDEX

================================================================================
Average Annual Total Return for the Periods ended July 31, 2003.

 ----------------------------------------------------------------------
 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%.)

 One Year ...................................................    5.91%
 Five Years..................................................    1.53%
 Ten Years...................................................   11.18%
 ----------------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis New York Venture Fund, Class A Shares on July 31, 1993 and paid a 4 3/4% sales charge. As the chart shows, by July 31, 2003 the value of your investment would have grown to $28,847 - a 188.47% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $26,588 - a 165.88% increase.



[GRAPHIC OMITTED]

                                   S&P 500         DNYVF-A
                    Jul-93        10,000.00        9,527.00
                    Jul-94        10,515.00       10,090.00
                    Jul-95        13,257.00       12,835.00
                    Jul-96        15,451.00       14,514.00
                    Jul-97        23,502.00       22,907.00
                    Jul-98        28,033.00       25,464.00
                    Jul-99        33,698.00       29,754.00
                    Jul-00        36,721.00       33,619.00
                    Jul-01        31,462.00       31,368.00
                    Jul-02        24,032.00       25,945.00
                    Jul-03        26,588.00       28,847.00


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, CLASS B SHARES AND STANDARD AND POOR'S 500 STOCK INDEX


================================================================================
Average Annual Total Return for the Periods ended July 31, 2003.

 -------------------------------------------------------------------------------
 CLASS B SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year...........................................................    6.30%
 Five Year..........................................................    1.32%
 Life of Class (December 1, 1994 through July 31, 2003).............   12.52%
 -------------------------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class B Shares on December 1, 1994 (inception of class). As the chart shows, by July 31, 2003 the value of your investment would have grown to $27,801 - a 178.01% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $25,602 - a 156.02% increase.



[GRAPHIC OMITTED]


                                   S&P 500         DNYVF-B
                    12/1/94       10,000.00       10,000.00
                    Jul-95        12,774.00       13,262.87
                    Jul-96        14,878.00       14,833.80
                    Jul-97        22,631.00       23,210.48
                    Jul-98        26,990.00       25,581.82
                    Jul-99        32,438.00       29,633.31
                    Jul-00        35,344.00       33,207.00
                    Jul-01        30,288.00       30,728.00
                    Jul-02        23,138.00       25,205.00
                    Jul-03        25,602.00       27,801.00


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, CLASS C SHARES AND STANDARD AND POOR'S 500 STOCK INDEX

================================================================================
Average Annual Total Return for the Periods ended July 31, 2003.


 -------------------------------------------------------------------------------
 CLASS C SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year..............................................................  9.33%
 Five Year.............................................................  1.72%
 Life of Class (December 20, 1994 through July 31, 2003)............... 12.35%
 -------------------------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class C Shares on December 20, 1994 (inception of class). As the chart shows, by July 31, 2003 the value of your investment would have grown to $27,264 - a 172.64% increase on your initial investment For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $25,144 - a 151.44% increase.



[GRAPHIC OMITTED]


                                   S&P 500         DNYVF-C
                    12/20/94      10,000.00       10,000.00
                    Jul-95        12,546.00       12,966.00
                    Jul-96        14,612.00       14,497.00
                    Jul-97        22,226.00       22,701.00
                    Jul-98        26,507.00       25,034.00
                    Jul-99        31,857.00       29,026.00
                    Jul-00        34,712.00       32,531.00
                    Jul-01        29,746.00       30,115.00
                    Jul-02        22,724.00       24,710.00
                    Jul-03        25,144.00       27,264.00

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, CLASS Y SHARES AND STANDARD AND POOR'S 500 STOCK INDEX

================================================================================
Average Annual Total Return for the Periods ended July 31, 2003.


 -------------------------------------------------------------------------
 CLASS Y SHARES
 (There is no sales charge applicable to this calculation.)

 One Year...................................................    11.53%
 Five Year..................................................     2.83%
 Life of Class (October 2, 1996 through July 31, 2003)......     9.47%
 -------------------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class Y Shares on October 2, 1996 (inception of class). As the chart shows, by July 31, 2003 the value of your investment would have grown to $18,552 - an 85.52% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $15,778 - a 57.78% increase.



[GRAPHIC OMITTED]


                                   S&P 500         DNYVF-Y
                    10/2/96       10,000.00       10,000.00
                    Jul-97        13,947.00       14,471.06
                    Jul-98        16,634.00       16,131.68
                    Jul-99        19,991.00       18,904.20
                    Jul-00        21,782.00       21,423.89
                    Jul-01        18,666.00       20,052.00
                    Jul-02        14,260.00       16,634.00
                    Jul-03        15,778.00       18,552.00


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
PORTFOLIO HOLDINGS AS OF JULY 31, 2003

================================================================================


[GRAPHIC OMITTED]


PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------


Short Term Investments, Other Assets & Liabilities    		2.2%
Common Stocks						       97.8%


SECTOR WEIGHTINGS (% OF LONG TERM PORTFOLIO)
--------------------------------------------

Food & Restaurants						3.4%
Diversified							4.7%
Energy								5.3%
Insurance						       18.7%
Technology							3.5%
Retailing							5.3%
Pharmaceutical and Health Care					3.3%
Banking							       16.1%
Building Materials						1.8%
Consumer Products						5.4%
Other								7.8%
Industrial							3.3%
Financial Services					       21.4%


TOP 10 HOLDINGS                                                                                  % OF FUND
STOCK                                                SECTOR                                      NET ASSETS
-----------------------------------------------------------------------------------------------------------
American Express Co.                                 Financial Services                             8.25%
American International Group, Inc.                   Multi-Line Insurance                           5.81%
Altria Group, Inc.                                   Consumer Products                              5.31%
Citigroup Inc.                                       Financial Services                             4.60%
Wells Fargo & Co.                                    Banks and Savings & Loan Associations          4.32%
Berkshire Hathaway Inc., Class A                     Property/Casualty Insurance                    4.03%
HSBC Holdings PLC                                    Banks and Savings & Loan Associations          3.61%
Costco Wholesale Corp.                               Retailing                                      3.59%
Progressive Corp. (Ohio)                             Property/Casualty Insurance                    3.51%
Tyco International Ltd.                              Diversified Manufacturing                      3.50%

DAVIS NEW YORK VENTURE FUND
PORTFOLIO ACTIVITY - AUGUST 1, 2002 THROUGH JULY 31, 2003

================================================================================
NEW POSITIONS ADDED (8/1/02-7/31/03)
(Highlighted positions are those greater than 0.50% of 7/31/03 total net assets.)


                                                                                               % OF 7/31/03
                                                                                 DATE OF 1ST       FUND
SECURITY                                             SECTOR                      PURCHASE       NET ASSETS
----------------------------------------------------------------------------------------------------------
Applied Materials, Inc.                              Electronics                   02/13/03        0.47%
H&R Block, Inc.                                      Financial Services            07/16/03        0.58%
Heineken Holding NV, Class A                         Food/Beverage &
                                                          Restaurant               07/08/03        0.13%
Household International, Inc., 8.875%, 2/15/06,
   Adjustable Conversion-Rate Equity Security,
   Cum. Conv. Pfd.                                   Financial Services            10/25/02           -



POSITIONS CLOSED (8/1/02-7/31/03)
(Gains and losses greater than $15 million are highlighted.)


                                                                                   DATE OF
SECURITY                                             SECTOR                       FINAL SALE     GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------
Albertson's, Inc.                                    Retailing                     02/18/03     $(28,488,889)
American Standard Cos. Inc.                          Building Materials            04/03/03       (1,509,726)
Bristol-Myers Squibb Co.                             Pharmaceutical and Health
                                                          Care                     10/11/02      (40,423,336)
Household International, Inc., 8.875%, 2/15/06,
   Adjustable Conversion-Rate Equity Security,
   Cum. Conv. Pfd.                                   Financial Services            03/26/03        3,096,752
IMS Health Inc.                                      Information/Information
                                                          Processing               10/10/02      (25,443,830)
Investor AB, Class B                                 Investment Firms              10/10/02      (26,689,315)
J. C. Penney Co., Inc.                               Retailing                     02/13/03       (7,715,358)
JDN Realty Corp.                                     Shopping Centers (REITS)      09/30/02           13,259
Kinder Morgan, Inc.                                  Pipelines                     10/08/02      (37,424,257)
Level 3 Communications, Inc.                         Telecommunications            11/27/02       (2,156,006)
Level 3 Communications, Inc., 11.00%, 3/15/08        Telecommunications            01/30/03         (136,515)
Level 3 Communications, Inc., 9.125%, 5/1/08         Telecommunications            01/09/03          895,048
Level 3 Communications, Inc., 11.25%, 3/15/10        Telecommunications            01/30/03           18,283
Lucent Technologies Inc., 8.00%, 08/01/31,
   Non-Cum. Conv. Pfd.                               Telecommunications            02/12/03       (7,467,097)
M&T Bank Corp.                                       Banks and Savings &
                                                          Loan Associations        02/21/03         (302,542)
Masco Corp.                                          Building Materials            11/01/02       16,406,803
Monsanto Co.                                         Agriculture                   09/30/02         (695,688)
Sealed Air Corp., $2.00, 4/1/18, Ser. A, Cum.
   Conv. Pfd.                                        Industrial                    07/17/03        1,112,520
Tellabs, Inc.                                        Telecommunications            04/16/03     (614,243,166)
3M Co.                                               Diversified Manufacturing     12/20/02        6,245,173

DAVIS NEW YORK VENTURE FUND
PORTFOLIO ACTIVITY - AUGUST 1, 2002 THROUGH JULY 31, 2003 - CONTINUED

================================================================================
POSITIONS CLOSED (8/1/02-7/31/03) - CONTINUED
(Gains and losses greater than $15 million are highlighted.)


                                                                                   DATE OF
SECURITY                                             SECTOR                       FINAL SALE       GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------
Tyco International Group, SA, 6.25%, 6/15/03         Diversified Manufacturing     02/11/03    $     198,976
Tyco International Group, SA, 4.95%, 8/1/03          Diversified Manufacturing     02/11/03          951,759
Tyco International Group, SA, 5.875%, 11/1/04        Diversified Manufacturing     02/28/03        1,970,965
Tyco International Group, SA, 6.375%, 6/15/05        Diversified Manufacturing     02/11/03          849,341
Tyco International Group, SA, 6.375%, 2/15/06        Diversified Manufacturing     03/31/03        3,636,352
Tyco International Group, SA, Conv. Notes, Zero
   Cpn., 2/12/21                                     Diversified Manufacturing     02/12/03        2,252,307
Tyco International Ltd., Conv. Notes, Zero Cpn.,
   11/17/20                                          Diversified Manufacturing     02/14/03        7,537,606
UnumProvident Corp.                                  Life Insurance                08/09/02      (16,762,500)

DAVIS NEW YORK VENTURE FUND - CLASS A SHARES
ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT OF $10,000


================================================================================

ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT
WITH DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS ACCEPTED IN ADDITIONAL SHARES

The chart below reflects an assumed investment of $10,000 covering the period from February 17, 1969 to July 31, 2003, the life of the Fund. The period was one in which common stock prices fluctuated and was characterized by periods of substantial market advances as well as periods of substantial market declines. The results should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.


[GRAPHIC OMITTED]



                                        Value of Shares         Value of Shares            Cost of Shares         Cost of Shares
               Value of Initial        Purchased Through       Purchased Through              Purchased          Purchased Through
                 Investment -             Dividends-            Distributions-            Through Dividends-      Distributions-
                    $44,605                 $124,487                $540,451                    $57,647              $293,792
               -------------------------------------------------------------------------------------------------------------------
1969              $9,574.11                    $0.00                   $0.00                      $0.00                 $0.00
1970              $7,560.98                    $0.00                  $96.99                      $0.00               $131.58
1971             $10,206.38                  $113.29                 $130.93                     $76.15               $131.58
1972             $12,110.70                  $187.61                 $155.36                    $143.51               $131.58
1973             $10,525.33                  $192.52                 $364.22                    $177.41               $402.76
1974              $7,945.59                  $247.26                 $274.95                    $306.32               $402.76
1975              $8,371.48                  $572.10                 $324.30                    $537.17               $402.76
1976             $10,225.14                $1,007.97                 $353.84                    $857.06               $402.76
1977             $11,106.94                $1,331.25                 $384.35                  $1,070.51               $402.76
1978             $13,742.97                $1,985.37                 $771.47                  $1,331.46               $631.09
1979             $14,549.72                $2,544.00               $1,390.28                  $1,749.83             $1,173.85
1980             $17,484.06                $3,674.55               $4,504.18                  $2,220.05             $3,333.50
1981             $17,767.36                $4,759.89               $9,242.87                  $3,171.12             $7,660.36
1982             $11,069.42                $4,060.53              $12,287.68                  $4,381.36            $15,136.73
1983             $17,861.17                $7,918.92              $22,564.15                  $5,341.65            $16,862.76
1984             $13,320.83                $6,870.98              $24,507.57                  $6,362.33            $25,223.04
1985             $16,341.47                $9,740.36              $35,525.07                  $7,505.95            $29,646.99
1986             $20,168.86               $13,630.10              $50,784.18                  $8,856.01            $34,759.25
1987             $20,412.76               $14,756.17              $67,395.88                  $9,793.46            $48,028.73
1988             $15,140.72               $13,720.06              $70,307.97                 $12,274.51            $69,336.58
1989             $18,236.40               $20,147.70              $93,944.91                 $15,104.62            $76,277.40
1990             $17,617.26               $24,832.66             $100,621.51                 $20,266.71            $85,843.97
1991             $18,480.30               $29,338.64             $115,693.88                 $23,117.87            $94,103.41
1992             $20,075.05               $35,872.34             $138,105.50                 $26,753.67           $104,935.15
1993             $22,682.93               $43,950.45             $166,806.37                 $29,949.76           $114,584.13
1994             $22,589.12               $46,958.73             $177,680.42                 $33,051.02           $125,826.18
1995             $27,317.08               $60,054.77             $227,122.37                 $35,524.58           $135,102.02
1996             $28,592.88               $66,292.19             $260,842.92                 $38,777.04           $157,001.91
1997             $43,063.90              $105,131.93             $413,416.38                 $42,993.52           $173,399.35
1998             $45,695.00              $118,212.00             $462,430.00                 $48,650.02           $193,811.95
1999             $52,124.05              $137,965.68             $541,763.34                 $51,355.30           $206,178.97
2000             $57,593.98              $152,517.28             $616,821.25                 $51,421.28           $222,542.08
2001             $48,853.38              $130,789.37             $591,923.00                 $52,892.16           $293,792.15
2002             $40,357.14              $108,818.18             $488,979.87                 $53,782.79           $293,792.15
2003             $44,605.26              $124,486.54             $540,451.44                 $57,646.77           $293,792.15


No adjustment has been made for any income taxes payable by shareholders on capital gain distributions and dividends invested in shares. This illustration reflects no sales charge.

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS
July 31, 2003
================================================================================


                                                                                                      VALUE
   SHARES                                        SECURITY                                            (NOTE 1)
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK - (97.80%)

    BANKS AND SAVINGS & LOAN ASSOCIATIONS - (15.75%)
     14,238,500     Bank One Corp. .......................................................   $     563,275,060
      7,359,700     Golden West Financial Corp. ..........................................         607,911,220
     54,448,287     HSBC Holdings PLC.....................................................         674,659,791
     25,542,928     Lloyds TSB Group PLC..................................................         198,530,708
      2,000,200     State Street Corp. ...................................................          91,809,180
     15,949,700     Wells Fargo & Co. ....................................................         805,938,341
                                                                                             -----------------
                                                                                                 2,942,124,300
                                                                                             -----------------
    BUILDING MATERIALS - (1.78%)
      4,036,700     Martin Marietta Materials, Inc. (b)...................................         154,605,610
      4,419,920     Vulcan Materials Co. .................................................         177,769,182
                                                                                             -----------------
                                                                                                   332,374,792
                                                                                             -----------------
    BUSINESS SERVICES - (1.11%)
      5,037,400     D&B Corp.* (b)........................................................         207,087,514
                                                                                             -----------------
    CONSUMER PRODUCTS - (5.31%)
     24,803,500     Altria Group, Inc. ...................................................         992,388,035
                                                                                             -----------------
    DIVERSIFIED MANUFACTURING - (4.64%)
      5,832,300     Dover Corp. ..........................................................         213,520,503
     35,119,206     Tyco International Ltd. ..............................................         653,217,232
                                                                                             -----------------
                                                                                                   866,737,735
                                                                                             -----------------
    ELECTRONICS - (1.08%)
     36,929,900     Agere Systems Inc., Class A*..........................................         103,773,019
      3,820,100     Agere Systems Inc., Class B*..........................................          10,123,265
      4,535,000     Applied Materials, Inc.*..............................................          88,432,500
                                                                                             -----------------
                                                                                                   202,328,784
                                                                                             -----------------
    ENERGY - (5.23%)
      8,047,143     ConocoPhillips........................................................         421,187,464
      7,261,343     Devon Energy Corp. ...................................................         343,969,818
      5,462,000     EOG Resources, Inc. ..................................................         211,816,360
                                                                                             -----------------
                                                                                                   976,973,642
                                                                                             -----------------
    FINANCIAL SERVICES - (17.29%)
     34,890,100     American Express Co. .................................................       1,541,095,717
     19,165,416     Citigroup Inc. .......................................................         858,610,637
      2,560,000     H&R Block, Inc. ......................................................         108,518,400
      7,430,200     Loews Corp. ...........................................................        341,789,200
      4,483,700     Moody's Corp. ........................................................         231,896,964
      8,391,800     Providian Financial Corp.*............................................          80,980,870
      1,220,490     Takefuji Corp. .......................................................          66,079,259
                                                                                             -----------------
                                                                                                 3,228,971,047
                                                                                             -----------------
    FOOD/BEVERAGE & RESTAURANT - (3.29%)
     27,501,594     Diageo PLC............................................................         281,244,024


DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 2003
================================================================================


                                                                                                         VALUE
   SHARES                                        SECURITY                                              (NOTE 1)
----------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    FOOD/BEVERAGE & RESTAURANT - CONTINUED
        816,600     Heineken Holding NV, Class A..........................................   $      24,626,968
      2,714,800     Hershey Foods Corp. ..................................................         197,664,588
      4,000,000     Kraft Foods Inc., Class A.............................................         111,240,000
                                                                                             -----------------
                                                                                                   614,775,580
                                                                                             -----------------
    HOTELS - (0.88%)
      3,991,000     Marriott International, Inc., Class A.................................         164,030,100
                                                                                             -----------------
    INDUSTRIAL - (3.22%)
     12,599,400     Sealed Air Corp.* (b).................................................         601,369,362
                                                                                             -----------------
    INSURANCE BROKERS - (1.11%)
      8,655,400     Aon Corp. ............................................................         208,162,370
                                                                                             -----------------
    INVESTMENT FIRMS - (3.65%)
      3,595,200     Janus Capital Group Inc. .............................................          62,916,000
      1,283,952     Julius Baer Holding Ltd., Class B (b).................................         329,506,083
      6,102,480     Morgan Stanley........................................................         289,501,651
                                                                                             -----------------
                                                                                                   681,923,734
                                                                                             -----------------
    LIFE INSURANCE - (0.63%)
      2,599,500     Principal Financial Group, Inc. ......................................          84,743,700
      1,500,000     Sun Life Financial Services of Canada Inc. ...........................          32,055,000
                                                                                             -----------------
                                                                                                   116,798,700
                                                                                             -----------------
    MEDIA - (1.47%)
      4,360,665     Lagardere S.C.A. .....................................................         194,201,778
      8,941,680     WPP Group PLC.........................................................          79,426,986
                                                                                             -----------------
                                                                                                   273,628,764
                                                                                             -----------------
    MULTI-LINE INSURANCE - (5.81%)
     16,896,810     American International Group, Inc. ...................................       1,084,775,202
                                                                                             -----------------
    PHARMACEUTICAL AND HEALTH CARE - (3.24%)
      4,528,500     Eli Lilly and Co. ....................................................         298,156,440
      1,656,000     Merck & Co., Inc. ....................................................          91,543,680
      6,485,000     Pfizer Inc. ..........................................................         216,339,600
                                                                                             -----------------
                                                                                                   606,039,720
                                                                                             -----------------
    PROPERTY/CASUALTY INSURANCE - (8.60%)
         10,442     Berkshire Hathaway Inc., Class A*.....................................         751,928,420
         13,334     Berkshire Hathaway Inc., Class B*.....................................          32,041,602
      1,616,300     Chubb Corp. ..........................................................         104,736,240
         80,000     Markel Corp.*.........................................................          21,639,200
      9,933,700     Progressive Corp. (Ohio)..............................................         655,524,863
        828,028     Travelers Property Casualty Corp., Class A............................          13,414,053
      1,701,229     Travelers Property Casualty Corp., Class B............................          27,457,836
                                                                                             -----------------
                                                                                                 1,606,742,214
                                                                                             -----------------

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 2003
===============================================================================


                                                                                                         VALUE
   SHARES/PRINCIPAL                              SECURITY                                              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    PUBLISHING - (0.67%)
      1,628,000     Gannett Co., Inc. ....................................................   $     125,079,240
                                                                                             -----------------
    REAL ESTATE - (1.45%)
        401,800     Centerpoint Properties Trust..........................................          25,554,480
      3,598,868     General Growth Properties, Inc. (b)...................................         245,370,820
                                                                                             -----------------
                                                                                                   270,925,300
                                                                                             -----------------
    REINSURANCE - (2.12%)
        620,000     Everest Re Group, Ltd. ...............................................          46,853,400
      4,973,150     Transatlantic Holdings, Inc. (b)......................................         348,269,694
                                                                                             -----------------
                                                                                                   395,123,094
                                                                                             -----------------
    RETAILING - (5.14%)
     18,116,200     Costco Wholesale Corp.*...............................................         670,752,305
      3,620,000     RadioShack Corp. .....................................................          96,183,400
      9,029,000     Safeway Inc.*.........................................................         192,769,150
                                                                                             -----------------
                                                                                                   959,704,855
                                                                                             -----------------
    TECHNOLOGY - (3.38%)
      5,550,000     BMC Software, Inc.*...................................................          78,255,000
      5,574,500     Lexmark International, Inc.*..........................................         357,715,665
      7,380,000     Microsoft Corp........................................................         194,868,900
                                                                                             -----------------
                                                                                                   630,839,565
                                                                                             -----------------
    TRANSPORTATION - (0.95%)
      2,806,300     United Parcel Service, Inc., Class B...................................        177,021,404
                                                                                             -----------------

                           Total Common Stocks - (identified cost $15,824,769,868)........      18,265,925,053
                                                                                             -----------------

SHORT TERM INVESTMENTS - (2.40%)

$   128,714,000     Goldman, Sachs & Co. Joint Repurchase Agreement,
                        1.12%, 08/01/03, dated 07/31/03, repurchase value of
                        $128,718,004 (collateralized by: U.S. Government obligations
                         in a pooled cash account, total market value $131,288,280).......         128,714,000
    183,932,000     Nomura Securities International, Inc. Joint Repurchase Agreement,
                        1.13%, 08/01/03, dated 07/31/03, repurchase value of
                        $183,937,773 (collateralized by: U.S. Government obligations
                         in a pooled cash account, total market value $187,610,640).......         183,932,000


DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 2003
===============================================================================


                                                                                                         VALUE
   PRINCIPAL                                     SECURITY                                              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - CONTINUED

$   135,529,000     UBS Financial Services Inc. Joint Repurchase Agreement,
                        1.12%, 08/01/03, dated 07/31/03, repurchase value of
                        $135,533,216 (collateralized by: U.S. Government obligations
                        in a pooled cash account, total market value $138,239,580)........   $     135,529,000
                                                                                             -----------------

                           Total Short Term Investments - (identified cost $448,175,000)..         448,175,000
                                                                                             -----------------

                    Total Investments - (identified cost $16,272,944,868) - (100.20%)(a)..      18,714,100,053
                    Liabilities Less Other Assets - (0.20%)...............................         (36,679,395)
                                                                                             -----------------
                           Net Assets - (100%)............................................   $  18,677,420,658
                                                                                             =================

 (a) Aggregate cost for Federal Income Tax purposes is $16,285,633,170. At July
31, 2003 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes was as follows:
                    Unrealized appreciation...............................................   $   3,996,081,281
                    Unrealized depreciation...............................................      (1,567,614,398)
                                                                                             -----------------
                           Net unrealized appreciation....................................   $   2,428,466,883
                                                                                             =================


(b) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended July 31, 2003. The aggregate fair value of the securities of affiliated companies held by the Fund as of July 31, 2003 amounts to $1,886,209,083. Transactions during the period in which the issuers were affiliates are as follows:



                                Shares           Gross        Gross         Shares                Dividend
Security                        July 31, 2002    Additions    Reductions    July 31, 2003         Income
--------                        -------------    ---------    ----------    -------------         ------
Agere Systems Inc., Class A (c)    40,500,000        -         3,570,100        36,929,900             -
Agere Systems Inc., Class B (c)       250,000     3,570,100        -             3,820,100             -
D&B Corp.                           5,037,400        -             -             5,037,400             -
General Growth Properties, Inc.     2,313,100     1,285,768        -             3,598,868       $ 6,661,728
General Growth Properties, Inc.,
   7.25%, 7/15/08,
   Cum. Conv. Pfd. (c)              2,041,800        -         2,041,800             -             3,847,772
Julius Baer Holding
   Ltd., Class B                    1,111,892       172,060        -             1,283,952         3,868,371
Martin Marietta Materials, Inc.     4,036,700        -             -             4,036,700         2,543,121
Sealed Air Corp.                   10,579,400     2,020,000        -            12,599,400             -
Sealed Air Corp.,
   $2.00, 4/1/18, Ser. A,
   Cum. Conv. Pfd. (c)                 76,200        -            76,200             -               159,593
Transatlantic Holdings, Inc.        4,973,150        -             -             4,973,150         1,989,260

(c)  Not an affiliate as of July 31, 2003.


* Non-Income Producing Security.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
At July 31, 2003
================================================================================

ASSETS:
     Investments in securities, at value (see accompanying Schedule of Investments):
         Unaffiliated companies (including securities loaned of $14,780,789) (cost of $14,677,864,482)....   $16,827,890,970
         Affiliated companies (including securities loaned of $6,969,302) (cost of $1,595,080,386)........     1,886,209,083
     Collateral for securities loaned (Note 7)............................................................        22,663,963
     Cash.................................................................................................           550,091
     Receivables:
         Investment securities sold.......................................................................         3,846,054
         Capital stock sold...............................................................................        31,055,642
         Dividends and interest...........................................................................        14,761,788
                                                                                                             ---------------
              Total assets................................................................................    18,786,977,591
                                                                                                             ---------------

LIABILITIES:
     Return of collateral for securities loaned (Note 7)..................................................        22,663,963
     Payables:
         Investment securities purchased..................................................................        29,972,359
         Capital stock redeemed...........................................................................        33,241,822
     Accrued expenses.....................................................................................        23,678,789
                                                                                                             ---------------
              Total liabilities...........................................................................       109,556,933
                                                                                                             ---------------
NET ASSETS ...............................................................................................   $18,677,420,658
                                                                                                             ===============


NET ASSETS CONSIST OF:
     Par value of shares of capital stock.................................................................   $    40,049,588
     Additional paid-in capital...........................................................................    18,192,444,018
     Net unrealized appreciation on investments and translation of assets
         and liabilities denominated in foreign currency..................................................     2,441,160,306
     Undistributed net investment income..................................................................        34,984,397
     Accumulated net realized losses from investments and foreign currency transactions...................    (2,031,217,651)
                                                                                                             ---------------
              Net assets..................................................................................   $18,677,420,658
                                                                                                             ===============


DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES - Continued
At July 31, 2003
================================================================================

     CLASS A SHARES
         Net assets.......................................................................   $   9,580,869,967
         Shares outstanding...............................................................         403,755,258
         Net asset value and redemption price per share...................................           $   23.73
                                                                                                     =========
         Maximum offering price per share (100/95.25 of $23.73)*..........................           $   24.91
                                                                                                     =========
     CLASS B SHARES
         Net assets.......................................................................   $   4,917,116,365
         Shares outstanding...............................................................         216,579,112
         Net asset value, offering and redemption price per share.........................           $   22.70
                                                                                                     =========
     CLASS C SHARES
         Net assets.......................................................................   $   3,122,119,447
         Shares outstanding...............................................................         136,629,429
         Net asset value, offering and redemption price per share.........................           $   22.85
                                                                                                     =========
     CLASS Y SHARES
         Net assets.......................................................................   $   1,057,314,879
         Shares outstanding...............................................................          44,027,959
         Net asset value, offering and redemption price per share.........................           $   24.01
                                                                                                     =========


* On purchases of $100,000 or more, the offering price is reduced.























SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF OPERATIONS
For the year ended July 31, 2003

================================================================================

INVESTMENT INCOME:
     Income:
         Dividends:
              Unaffiliated companies (Net of foreign withholding taxes of $3,221,298).....   $    266,264,805
              Affiliated companies (Net of foreign withholding taxes of $950,745).........         19,069,845
         Interest.........................................................................         19,491,366
         Lending fees.....................................................................            303,696
                                                                                             ----------------
                  Total income............................................................        305,129,712

     Expenses:
         Management fees (Note 3)........................................  $   87,931,160
         Custodian fees..................................................       2,853,785
         Transfer agent fees
              Class A....................................................      12,740,775
              Class B....................................................       9,821,575
              Class C....................................................       5,122,285
              Class Y....................................................         471,357
         Audit fees......................................................          84,000
         Legal fees......................................................          69,340
         Accounting fees (Note 3)........................................         399,996
         Reports to shareholders.........................................       2,843,358
         Directors' fees and expenses....................................         349,373
         Registration and filing fees....................................         215,810
         Miscellaneous...................................................         154,542
         Payments under distribution plan (Note 4)
              Class A....................................................      20,882,259
              Class B....................................................      46,023,136
              Class C....................................................      28,650,977
                                                                           --------------
                  Total expenses..........................................................        218,613,728
                  Expenses paid indirectly  (Note 6)......................................           (167,170)
                                                                                             ----------------
                  Net expenses............................................................        218,446,558
                                                                                             ----------------
                      Net investment income...............................................         86,683,154
                                                                                             ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss from:
         Investment transactions:
              Unaffiliated companies......................................................       (905,011,666)
              Affiliated companies........................................................        (14,715,560)
         Foreign currency transactions....................................................           (104,091)
     Net change in unrealized appreciation (depreciation) on investments and translation
         of assets and liabilities in foreign currencies..................................      2,608,653,680
                                                                                             ----------------
     Net realized and unrealized gain on investments and foreign currency.................      1,688,822,363
                                                                                             ----------------
                  Net increase in net assets resulting from operations....................   $  1,775,505,517
                                                                                             ================

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================


                                                                               YEAR ENDED        YEAR ENDED
                                                                                JULY 31,           JULY 31,
                                                                                  2003               2002
                                                                                  ----               ----
OPERATIONS:

     Net investment income.............................................  $      86,683,154   $      30,287,845
     Net realized loss from investments and
         foreign currency transactions.................................       (919,831,317)       (534,960,651)
     Net change in unrealized appreciation (depreciation) on
         investments and translation of assets and liabilities in
         foreign currencies............................................      2,608,653,680      (3,390,974,304)
                                                                         -----------------   -----------------
       Net increase (decrease) in net assets resulting from operations.      1,775,505,517      (3,895,647,110)

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:

     Net investment income:
         Class A  .....................................................        (51,438,816)        (12,324,367)
         Class B  .....................................................             -                   -
         Class C  .....................................................             -                   -
         Class Y  .....................................................         (8,290,743)         (5,675,031)

CAPITAL SHARE TRANSACTIONS:
     Net increase (decrease) in net assets resulting from capital share transactions (Note 5)
         Class A  .....................................................        (50,207,398)        (53,142,644)
         Class B  .....................................................       (399,948,249)       (308,582,298)
         Class C  .....................................................       (162,445,531)       (133,643,142)
         Class Y  .....................................................         15,913,146        (304,118,272)
                                                                         -----------------   -----------------

     Total increase (decrease) in net assets...........................      1,119,087,926      (4,713,132,864)
NET ASSETS:

     Beginning of year.................................................     17,558,332,732      22,271,465,596
                                                                         -----------------   -----------------
     End of year (including undistributed net investment income
          of $34,984,397 and $8,134,893, respectively).................  $  18,677,420,658   $  17,558,332,732
                                                                         =================   =================










SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS
July 31, 2003

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is growth of capital. The Fund offers shares in five classes, Class A, Class B, Class C, Class R and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class R shares were registered on August 20, 2003. Class R and Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class R shares generally are available only to retirement and benefit plans. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost, which approximates fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

MASTER REPURCHASE AGREEMENTS - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2003

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

     Reported net realized foreign exchange gains or losses arise from sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. At July 31, 2003 the Fund had available for federal income tax purposes unused capital loss carryovers of $458,003,474 and $1,141,175,664, which expire in 2010 and 2011, respectively. In addition, at July 31, 2003, the Fund had approximately $419,349,411 of post October 2002 losses available to offset future capital gains, if any, which expire in 2012.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses) and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and the tax deferral of losses on "wash sale" transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2003, amounts have been reclassified to reflect a decrease in undistributed net investment income of $104,091 and a corresponding decrease in accumulated net realized loss.

The tax character of distributions paid during the years ended July 31, 2003 and 2002, was as follows:


                                              2003                  2002
                                       ------------------     ---------------
       Ordinary income................ $    59,729,559         $ 17,999,398


As of July 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:


       Undistributed net investment income...................   $    34,983,597
       Accumulated net realized losses from investments and
             foreign currency transactions...................    (2,018,528,549)
       Net unrealized appreciation on investments............     2,428,466,883
                                                                ----------------
             Total...........................................   $   444,921,931
                                                                ================

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2003

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 2003, were $1,592,005,771 and $1,941,346,213, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Advisory fees are paid to Davis Advisors (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, 0.55% of the average net assets on the next $2.5 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion. Management fees paid during the year ended July 31, 2003, approximated 0.52% of average net assets.

     The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended July 31, 2003, amounted to $14,004. State Street Bank & Trust Co. ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for year ended July 31, 2003, amounted to $2,171,389. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee amounted to $399,996 for the year ended July 31, 2003. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

     Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

      CLASS A SHARES

     Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

     During the year ended July 31, 2003, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $6,112,098 from commissions earned on sales of Class A shares of the Fund, of which $764,681 was retained by the Underwriter and the remaining $5,347,417 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2003

================================================================================
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED


       CLASS A SHARES - CONTINUED

     The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the year ended July 31, 2003, was $20,882,259.

       CLASS B SHARES

     Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

     The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

     During the year ended July 31, 2003, Class B shares of the Fund made distribution plan payments which included distribution fees of $34,558,515 and service fees of $11,464,621.

     Commission advances by the Distributor during the year ended July 31, 2003 on the sale of Class B shares of the Fund amounted to $9,335,704, all of which was reallowed to qualified selling dealers.

     The Distributor intends to seek payment from Class B shares of the Fund in the amount of $330,199,510 representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 2003 the Distributor received $10,520,875 in contingent deferred sales charges from Class B shares of the Fund.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2003

================================================================================
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

       CLASS C SHARES

     Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan.

     During the year ended July 31, 2003, Class C shares of the Fund made distribution plan payments which included distribution fees of $21,488,233 and service fees of $7,162,744. During the year ended July 31, 2003, the Distributor received $329,939 in contingent deferred sales charges from Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK

     At July 31, 2003, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 2,000,000,000 of which shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:

CLASS A
-------


                                                           YEAR ENDED                     YEAR ENDED
                                                          JULY 31, 2003                  JULY 31, 2002
                                                 -------------------------------  -----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                 ------------- -----------------  ------------ ----------------
Shares subscribed..............................     92,183,809  $  1,974,936,758    92,515,619  $ 2,247,860,074
Shares issued in reinvestment of distributions.      2,190,121        47,658,573       464,085       11,457,258
Acquisition (Note 8)...........................        -                 -             655,284       13,802,239
                                                 ------------- -----------------  ------------ ----------------
                                                    94,373,930     2,022,595,331    93,634,988    2,273,119,571
Shares redeemed................................    (97,458,707)   (2,072,802,729)  (97,682,100)  (2,326,262,215)
                                                 ------------- -----------------  ------------ ----------------
     Net decrease..............................     (3,084,777) $    (50,207,398)   (4,047,112) $   (53,142,644)
                                                 ============= =================  ============ ================



CLASS B
-------

                                                           YEAR ENDED                     YEAR ENDED
                                                          JULY 31, 2003                  JULY 31, 2002
                                                 -------------------------------  -----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                 -------------  ----------------  ------------  ---------------
Shares subscribed..............................     20,018,221   $  412,302,792    28,190,814    $  660,699,911
Acquisition (Note 8)...........................         -                -            897,431        18,224,129
                                                 -------------  ----------------  ------------  ---------------
                                                    20,018,221      412,302,792    29,088,245       678,924,040
Shares redeemed................................    (40,242,089)    (812,251,041)  (43,524,700)     (987,506,338)
                                                 -------------  ----------------  ------------  ---------------
     Net decrease..............................    (20,223,868)  $ (399,948,249)  (14,436,455)   $ (308,582,298)
                                                 =============  ================  ============  ===============

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2003

================================================================================
NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS C
-------

                                                           YEAR ENDED                     YEAR ENDED
                                                          JULY 31, 2003                  JULY 31, 2002
                                                 -------------------------------  -----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                 -------------  ----------------  ------------  ---------------
Shares subscribed..............................     17,491,329   $   363,379,899    24,597,024   $  581,372,277
Acquisition (Note 8)...........................         -                -             455,402        9,305,224
                                                 -------------  ----------------  ------------  ----------------
                                                    17,491,329       363,379,899    25,052,426      590,677,501
Shares redeemed................................    (25,926,091)     (525,825,430)  (31,553,553)    (724,320,643)
                                                 ------------- -----------------  ------------  ---------------
     Net decrease..............................     (8,434,762)  $  (162,445,531)   (6,501,127)  $ (133,643,142)
                                                 ============= =================  ============  ===============


CLASS Y
--------

                                                           YEAR ENDED                     YEAR ENDED
                                                          JULY 31, 2003                  JULY 31, 2002
                                                --------------------------------  ------------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                --------------  ----------------  ------------  ----------------
Shares subscribed..............................     11,142,227   $   243,635,236   13,798,679    $   339,097,140
Shares issued in reinvestment of distributions.        282,403         6,204,391      184,505          4,597,475
Acquisition (Note 8)...........................         -                -              7,731            164,816
                                                 -------------  ----------------  ------------  ----------------
                                                    11,424,630       249,839,627   13,990,915        343,859,431
Shares redeemed................................    (10,959,782)     (233,926,481) (26,155,568)      (647,977,703)
                                                 -------------  ----------------  ------------  ----------------
     Net increase (decrease)...................        464,848   $    15,913,146  (12,164,653)   $  (304,118,272)
                                                 ============= =================  ============  =================


NOTE 6 - EXPENSES PAID INDIRECTLY

     Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $4,007 during the year ended July 31, 2003.

     Davis New York Venture Fund ("the Fund") has entered into agreements with certain brokers whereby the Fund's operating expenses are reduced by a portion of the commissions paid to such brokers. Portfolio transactions are allocated to these brokers only when the Fund's traders make a good faith determination that such brokers can achieve best execution, not withstanding the operating expense reductions. During the year ended July 31, 2003 the reduction amounted to $163,163.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2003

================================================================================
NOTE 7 - SECURITIES LOANED

     Davis New York Venture Fund (the "Fund") has entered into a securities lending arrangement with UBS Financial Services, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, UBS Financial Services, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of July 31, 2003, the Fund had on loan securities valued at $21,750,091; cash of $22,663,963 was received as collateral for the loans and has been 100% invested by the Adviser in UBS Private Money Market, LLC. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 8 - ACQUISITION OF DAVIS GROWTH & INCOME FUND

     On September 21, 2001, the fund acquired all of the net assets of Davis Growth & Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Davis Growth & Income Fund shareholders on September 14, 2001. The Fund issued (at an exchange ratio of 0.382600, 0.392561, 0.391639 and 0.379066 for Class A, Class B, Class C and Class Y shares of the fund, respectively to one share of Davis New York Venture Fund) shares of capital stock for Class A, Class B, Class C and Class Y of 655,284, 897,431, 455,402 and 7,731, respectively, valued at $13,802,239, $18,224,129, $9,305,224 and
$164,816, respectively, in exchange for the net assets, resulting in combined net assets on September 21, 2001 for Class A, Class B, Class C and Class Y of $8,654,850,386, $5,085,557,953, $3,094,952,395 and $1,189,373,092, respectively.
The net assets acquired included net unrealized depreciation of $5,240,579 and unused capital loss carryover of $4,237,258 for potential utilization subject to tax limitation. The exchange qualified as a tax-free reorganization for federal income tax purposes.

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS A

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.




                                                                 YEAR ENDED JULY 31,
                                                  --------------------------------------------------
                                                     2003      2002      2001      2000        1999
                                                     ----      ----      ----      ----        ----
Net Asset Value, Beginning of Period..........    $ 21.47     $ 25.99   $ 30.64   $ 27.73    $ 24.31
                                                  -------     -------   -------   -------    -------

Income (Loss) From Investment Operations
----------------------------------------
     Net Investment Income....................        .18         .12       .11       .08        .14
     Net Realized and Unrealized Gains
       (Losses)...............................       2.21       (4.61)    (2.07)     3.45       3.87
                                                  -------     -------   -------   -------    -------
       Total From Investment Operations.......       2.39       (4.49)    (1.96)     3.53       4.01

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income.....       (.13)       (.03)     (.04)     -(3)       (.11)
     Distributions in Excess of Net
       Investment Income......................       -           -         (.01)     -           -
     Distributions from Realized Gains........       -           -        (2.64)     (.62)      (.48)
                                                  -------     -------   -------   -------    -------
       Total Dividends and Distributions......       (.13)       (.03)    (2.69)     (.62)      (.59)
                                                  -------   --------- --------- ---------  ---------

Net Asset Value, End  of Period...............    $ 23.73     $ 21.47   $ 25.99   $ 30.64    $ 27.73
                                                  =======     =======   =======   =======    =======

Total Return (1)..............................      11.19%     (17.29)%   (6.70)%   12.99%     16.85%
------------

Ratios/Supplemental Data
------------------------

     Net Assets, End of Period (000,000
       omitted)...............................     $9,581      $8,734   $10,678    $9,539     $7,443

     Ratio of Expenses to Average Net Assets..        .95%        .92%      .89%      .88%       .90%
     Ratio of Net Investment Income to Average
       Net Assets.............................        .85%        .49%      .50%      .31%       .56%

     Portfolio Turnover Rate (2)..............         10%         22%       15%       29%        25%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS B

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                                                       YEAR ENDED JULY 31,
                                                        --------------------------------------------------
                                                           2003      2002      2001      2000        1999
                                                           ----      ----      ----      ----        ----
Net Asset Value, Beginning of Period ...............    $ 20.58     $ 25.09   $ 29.85   $ 27.25    $ 24.00
                                                        -------     -------   -------   -------    -------

Income (Loss) From Investment Operations
----------------------------------------
     Net Investment Income (Loss) ..................        .01(3)     (.09)     (.03)     (.23)      (.14)
     Net Realized and Unrealized Gains (Losses) ....       2.11       (4.42)    (2.09)     3.45       3.87
                                                        -------     -------   -------   -------    -------
       Total From Investment Operations ............       2.12       (4.51)    (2.12)     3.22       3.73

Dividends and Distributions
---------------------------
     Distributions from Realized Gains .............       -           -        (2.64)     (.62)      (.48)
                                                        -------     -------   -------   -------    -------
       Total  Dividends and Distributions ..........       -           -        (2.64)     (.62)      (.48)
                                                        -------     ------- --------- ---------  ---------

Net Asset Value, End  of Period ....................    $ 22.70     $ 20.58   $ 25.09   $ 29.85    $ 27.25
                                                        =======     =======   =======   =======    =======

Total Return(1) ....................................      10.30%     (17.98)%   (7.46)%   12.06%     15.84%
---------------

Ratios/Supplemental Data
------------------------

     Net Assets, End of Period (000,000 omitted) ...     $4,917      $4,874    $6,303    $5,724     $4,405
     Ratio of Expenses to Average Net Assets .......       1.77%       1.72%     1.71%     1.71%      1.74%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets ..........................        .03%       (.31)%    (.32)%    (.52)%     (.28)%
     Portfolio Turnover Rate(2) ....................         10%         22%       15%       29%        25%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Per share calculations were based on average shares outstanding for the period.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS C

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                                                         YEAR ENDED JULY 31,
                                                        -------------------------------------------------
                                                           2003      2002      2001      2000        1999
                                                           ----      ----      ----      ----        ----
Net Asset Value, Beginning of Period................    $ 20.71     $ 25.24   $ 30.00   $ 27.38    $ 24.09
                                                        -------     -------   -------   -------    -------

Income (Loss) From Investment Operations
----------------------------------------
     Net Investment Loss............................       -(3)        (.08)     (.02)     (.21)      (.10)
     Net Realized and Unrealized Gains (Losses).....       2.14       (4.45)    (2.10)     3.45       3.87
                                                        -------     -------   -------   -------    -------
       Total From Investment Operations.............       2.14       (4.53)    (2.12)     3.24       3.77
                                                        -------     -------   -------   -------    -------
Dividends and Distributions
---------------------------
     Dividends from Net Investment Income...........       -           -         -          -         -
     Distributions from Realized Gains..............       -           -        (2.64)     (.62)      (.48)
                                                        -------     -------   -------   -------    -------
       Total Dividends and Distributions............       -           -        (2.64)     (.62)      (.48)
                                                        -------     ------- --------- ---------  ---------

Net Asset Value, End of Period .....................    $ 22.85     $ 20.71   $ 25.24   $ 30.00    $ 27.38
                                                        =======     =======   =======   =======    =======

Total Return(1) ....................................      10.33%     (17.95)%   (7.42)   %12.07%     15.95%
------------

Ratios/Supplemental Data
------------------------

     Net Assets, End of Period (000,000 omitted) ...     $3,122      $3,004    $3,825    $3,021     $1,934
     Ratio of Expenses to Average Net Assets .......       1.74%       1.70%     1.68%     1.69%      1.72%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets ..........................       0.06%       (.29)%    (.29)%    (.50)%     (.26)%
     Portfolio Turnover Rate(2) ....................         10%         22%       15%       29%        25%

(1) Assumes hypothetical initial investment on th e business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS Y

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                                                       YEAR ENDED JULY 31,
                                                          ----------------------------------------------
                                                          2003      2002      2001      2000        1999
                                                          ----      ----      ----      ----        ----
Net Asset Value, Beginning of Period................    $ 21.72     $ 26.29   $ 30.96   $ 28.00    $ 24.55
                                                        -------     -------   -------   -------    -------

Income (Loss) From Investment Operations
     Net Investment Income..........................        .25         .26       .13       .20        .25
     Net Realized and Unrealized Gains (Losses) ....       2.24       (4.73)    (2.02)     3.45       3.87
                                                        -------     -------   -------   -------    -------
       Total From Investment Operations ............       2.49       (4.47)    (1.89)     3.65       4.12

Dividends and Distributions
     Dividends from Net Investment Income ..........       (.20)       (.10)     (.12)     (.07)      (.19)
     Distributions in Excess of Net Investment
       Income ......................................       -           -         (.02)     -          -
     Distributions from Realized Gains..............       -           -        (2.64)     (.62)      (.48)
                                                        -------     -------   -------   -------    -------
       Total Dividends and Distributions............       (.20)       (.10)    (2.78)     (.69)      (.67)
                                                        -------   --------- --------- ---------  ---------

Net Asset Value, End of Period......................    $ 24.01     $ 21.72   $ 26.29   $ 30.96    $ 28.00
                                                        =======     =======   =======   =======    =======

Total Return(1).....................................      11.53%     (17.04)%   (6.41)%   13.33%     17.19%
------------


Ratios/Supplemental Data
------------------------
     Net Assets, End of Period (000,000 omitted) ...     $1,057        $946    $1,465    $1,005       $734
     Ratio of Expenses to Average Net Assets .......        .61%        .62%      .62%      .60%       .62%
     Ratio of Net Investment Income to Average
       Net Assets ..................................       1.19%        .79%      .77%      .59%       .84%
     Portfolio Turnover Rate(2).....................         10%         22%       15%       29%        25%

(1) Assumes hypothetical initial investment on t he business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
INDEPENDENT AUDITORS' REPORT

================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS NEW YORK VENTURE FUND, INC.:

     We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of July 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP

Denver, Colorado
September 5, 2003

DAVIS NEW YORK VENTURE FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
FOR THE YEAR ENDED JULY 31, 2003

================================================================================

     In early 2004, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     During the fiscal year ended July 31, 2003, $59,729,559 of dividends paid by the Fund constituted income dividends for federal income tax purposes.

     Dividends paid by the Fund during the fiscal year ended July 31, 2003 which are not designated as capital gain distribution should be multiplied by 100% to arrive at the net amount eligible for the corporate dividends-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-two (72), except that any person who was a Director on July 1, 1994, and at that date was seventy-three (73) years of age or less shall retire from the Board of Directors and cease being a Director at the close of business on the last day of the year in which the Director attains age seventy-four (74).

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

WESLEY E.          Director         director       President of Bass &            11         none
BASS, JR.                           since 1990     Associates (financial
(born 8/21/31)                                     consulting); formerly
                                                   First Deputy City
                                                   Treasurer, City of
                                                   Chicago; and Executive
                                                   Vice President, Chicago
                                                   Title and Trust Company
                                                   (bank and trust).

MARC P. BLUM       Director         director       Chief Executive                11         Director, Mid-Atlantic Realty
(born 9/9/42)                       since 1986     Officer, World Total                      Trust (real estate investment
                                                   Return Fund, LLP; Of                      trust), Legg Mason Trust
                                                   Counsel to Gordon,                        (asset management company)
                                                   Feinblatt, Rothman,                       and Rodney Trust Company
                                                   Hoffberger and                            (Delaware); Trustee, College
                                                   Hollander, LLC (law                       of Notre Dame of Maryland,
                                                   firm).                                    McDonogh School and other
                                                                                             public charities, private
                                                                                             foundations and businesses.

JERRY D. GEIST     Director         director       Chairman, Santa Fe             11         Director, CH2M-Hill, Inc.
(born 5/23/34)                      since 1986     Center Enterprises                        (engineering); Member,
                                                   (energy project                           Investment Committee for
                                                   development); Retired                     Microgeneration Technology
                                                   Chairman and                              Fund, UTECH Funds.
                                                   President, Public
                                                   Service Company of New
                                                   Mexico.


DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================


                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS - CONTINUED

D. JAMES GUZY      Director         director       Chairman, PLX                  11         Director, Intel Corp.
(born 3/7/36)                       since 1982     Technology, Inc.                          (semi-conductor
                                                   (semi-conductor                           manufacturer), Cirrus Logic
                                                   manufacturer).                            Corp. (semi-conductor
                                                                                             manufacturer), Alliance
                                                                                             Technology Fund (a mutual
                                                                                             fund), Micro Component
                                                                                             Technology, Inc.
                                                                                             (micro-circuit handling and
                                                                                             testing equipment
                                                                                             manufacturer), Novellus
                                                                                             Systems, Inc. (semi-conductor
                                                                                             manufacturer) and
                                                                                             LogicVision, Inc.
                                                                                             (semi-conductor software
                                                                                             company).

G. BERNARD         Director         director       Managing General               11         none
HAMILTON                            since 1978     Partner, Avanti
(born 3/18/37)                                     Partners, L.P.
                                                   (investment
                                                   partnership).

ROBERT P.          Director         director       Chairman, Northroad            11         none
MORGENTHAU                          since 2002     Capital Management (an
(born 3/22/57)                                     investment management
                                                   firm) since June 2002;
                                                   President of Asset
                                                   Management Group of Bank
                                                   of America (an investment
                                                   management firm) from 2001
                                                   until 2002; prior to that
                                                   a managing director and
                                                   global head of marketing
                                                   and distribution for
                                                   Lazard Asset Management
                                                   (an investment management
                                                   firm) for ten years.

THEODORE B.        Director         director       Chairman of John               11         Mayor of the Incorporated
SMITH, JR.                          since 2001     Hassall, Inc.                             Village of Mill Neck.
(born 12/23/32)                                    (fastener
                                                   manufacturing);
                                                   Chairman of Cantrock
                                                   Realty.


DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================


                              DIRECTORS - CONTINUED


                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS - CONTINUED

CHRISTIAN R.       Director         director       General Partner of             11         none
SONNE                               since 1990     Tuxedo Park Associates
(born 5/6/36)                                      (land holding and
                                                   development firm);
                                                   President and Chief
                                                   Executive Officer of
                                                   Mulford Securities
                                                   Corporation (private
                                                   investment fund) until
                                                   1990; formerly Vice
                                                   President of Goldman
                                                   Sachs & Co.
                                                   (investment banking).

MARSHA WILLIAMS    Director         director       Executive Vice                 15         Director of the Selected
(born 3/28/51)                      since 1999     President and Chief                       Funds (consisting of four
                                                   Financial Officer of                      portfolios) since 1996;
                                                   Equity Office                             Director, Modine
                                                   Properties Trust (a                       Manufacturing, Inc. (heat
                                                   real estate investment                    transfer technology);
                                                   trust); Former Chief                      Director, Chicago Bridge &
                                                   Administrative Officer                    Iron Company, N.V.
                                                   of Crate & Barrel                         (industrial construction and
                                                   (home furnishings                         engineering).
                                                   retailer); former Vice
                                                   President and
                                                   Treasurer, Amoco
                                                   Corporation (oil & gas
                                                   company).

INSIDE DIRECTORS*

JEREMY H. BIGGS    Director/        director       Vice Chairman, Head of         11         Director of the Van Eck/Chubb
(born 8/16/35)     Chairman         since 1994     Equity Research,                          Funds six portfolios (mutual
                                                   Chairman of U.S.                          fund).
                                                   Investment Policy
                                                   Committee and Member
                                                   of the International
                                                   Investment Committee,
                                                   all for Fiduciary
                                                   Trust Company
                                                   International (money
                                                   management firm)
                                                   Consultant to Davis
                                                   Selected Advisers,
                                                   L.P.


DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

                              DIRECTORS - CONTINUED


                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
INSIDE DIRECTORS* - CONTINUED

ANDREW A. DAVIS    Director         director       President or Vice              15         Director of the Selected
(born 6/25/63)                      since 1997     President of each                         Funds (consisting of four
                                                   Davis Fund and                            portfolios) since 1998.
                                                   Selected Fund;
                                                   President, Davis
                                                   Selected Advisers,
                                                   L.P., and also serves
                                                   as an executive
                                                   officer in certain
                                                   companies affiliated
                                                   with the Adviser.

CHRISTOPHER C.     Director         director       Chief Executive                15         Director of the Selected
DAVIS                               since 1997     Officer, President or                     Funds (consisting of four
(born 7/13/65)                                     Vice President of each                    portfolios) since 1998.
                                                   Davis Fund and Selected
                                                   Fund; Chairman and Chief
                                                   Executive Officer, Davis
                                                   Selected Advisers, L.P.,
                                                   and also serves as an
                                                   executive officer in
                                                   certain companies
                                                   affiliated with the
                                                   Adviser, including sole
                                                   member of the Adviser's
                                                   general partner, Davis
                                                   Investments, LLC;
                                                   Employee of Shelby
                                                   Cullom Davis & Co.
                                                   (registered broker/dealer).


* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

                                 DAVIS NEW YORK
                                  VENTURE FUND
                  2949 East Elvira Road, Tucson, Arizona 85706

================================================================================

        DIRECTORS                             OFFICERS
        Wesley E. Bass, Jr.                   Jeremy H. Biggs
        Jeremy H. Biggs                           Chairman
        Marc P. Blum                          Christopher C. Davis
        Andrew  A. Davis                          President
        Christopher C. Davis                  Andrew A. Davis
        Jerry D. Geist                            Vice President
        D. James Guzy                         Kenneth C. Eich
        G. Bernard Hamilton                       Executive Vice President &
        Robert P. Morganthau                      Principal Executive Officer
        Theodore B. Smith, Jr.                Sharra L. Reed
        Christian R. Sonne                        Vice President, Treasurer
        Marsha Williams                           & Principal Accounting Officer
                                              Thomas D. Tays
                                                  Vice President & Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P. (doing business as "Davis Advisors") 2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2700
Denver, Colorado 80202

================================================================================

FOR MORE INFORMATION ABOUT DAVIS NEW YORK VENTURE FUND INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279. A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-2279 OR ON THE FUNDS' WEBSITE AT WWW.DAVISFUNDS.COM OR ON THE SEC WEBSITE AT WWW.SEC.GOV.

================================================================================

[DAVIS FUNDS LOGO]




























Davis Advisors
2949 East Elvira Road
Suite 101
Tucson, AZ 85706
1-800-279-0279
www.davisfunds.com



Item 2.  Code of Ethics

	 (a) the registrant has adopted a code of ethics that applies to the
	     registrant's principal executive officer, principal financial officer,
	     principal accounting officer or controller, or persons performing
	     similar functions.  A copy of the code of ethics is filed as an
	     exhibit to this form N-CSR.

Item 3.  Audit Committee Financial Expert

	 (a) the registrant's board of directors has determined that independant trustee Marsha Williams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

Item 4.  Principal Accountant Fees and Services - Not Required

Item 5.  Audit Committee of Listed Registrants - Not Required

Item 6.  Reserved

Item 7. Disclosure of Proxy Voting Polices and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8.  Reserved

Item 9.  Controls and Procedures

	 (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

	 (b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

Item 10. Exhibits

	 (a) Code of Ethics is attached as an exhibit hereto.
	 (b) Sections 302 and 906 certifications of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on it behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By /s/ Kenneth C. Eich
   Kenneth C. Eich
   Principal Executive Officer

Date:  October 08, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Kenneth C. Eich
   Kenneth C. Eich
   Principal Executive Officer

Date:  October 08, 2003

By /s/ Sharra L. Reed
   Sharra L. Reed
   Principal Financial officer

Date:  October 08, 2003